EXHIBIT 99.1

Zymeworks Strengthens Board of Directors with Appointments of Greg Ciongoli and Robert E. Landry

Vancouver, British Columbia (August 11, 2025) – Zymeworks Inc. (Nasdaq: ZYME), a clinical-stage biotechnology company developing a diverse pipeline of novel, multifunctional biotherapeutics to improve the standard of care for difficult-to-treat diseases, including cancer, inflammation, and autoimmune disease, today announced the appointments of Greg Ciongoli and Robert E. Landry to the Company’s Board of Directors, effective August 10, 2025. Mr. Ciongoli and Mr. Landry were also appointed as members of the audit committee of the Board of Directors.

“Greg and Bob bring extensive financial and strategic leadership expertise that will be invaluable to Zymeworks, as we continue to advance our development programs and execute our long-term growth strategy,” said Kenneth Galbraith, Chair and Chief Executive Officer of Zymeworks. “With recent progress in regulatory approvals for zanidatamab in key international markets, including the U.S., Europe, and China, a much-anticipated, upcoming topline data readout for HERIZON-GEA-01 in the fourth quarter of 2025, and continued progress across our novel, wholly-owned pipeline, we believe Zymeworks is entering a significant period of opportunity for value creation. We look forward to Greg and Bob’s contributions, as we focus on both enhancing value for our shareholders and bringing innovative therapies to more patients around the world.”

Mr. Ciongoli is the Founder and Managing Partner of Adiumentum Capital Management, an investment firm that works closely with organizations on capital structure optimization and asset strategy. Prior to founding Adiumentum, Mr. Ciongoli spent over 16 years at The Baupost Group, where he served as Partner, Public Group Investing and led investments in public and private companies across multiple industries and geographies. Over the course of his career, he has focused extensively on healthcare investments, corporate governance, and strategic transformation across both public and private markets.

Mr. Ciongoli’s prior board member and observer experience includes Idenix Pharmaceuticals, Intarcia Therapeutics, Keryx Pharmaceuticals, Orexigen Therapeutics, Translate Bio, and others. He currently serves on the board of directors of Atara Biotherapeutics. Mr. Ciongoli received his MBA from Harvard Business School and BA from Princeton University’s School of Public and International Affairs.

“Zymeworks continues to make meaningful clinical and commercial progress and I believe the Company is well-positioned for its next phase of growth,” said Greg Ciongoli. “I am pleased to join the Board during this pivotal time and look forward to supporting the Zymeworks team as it works to deliver sustainable long-term value to patients and shareholders alike.”

Mr. Landry brings more than 30 years of global financial leadership experience across the pharmaceutical and biotechnology sectors. Most recently, he served as Chief Financial Officer and Executive Vice President, Finance at Regeneron Pharmaceuticals Inc. Prior to Regeneron, Mr. Landry spent over two decades at Wyeth and Pfizer, Inc., where he held various senior financial leadership roles, including Senior Vice President and Treasurer at Pfizer and Chief Financial Officer of Wyeth’s Research and Development division. He currently serves on the board of directors of GanD, Inc. and Cytokinetics, Incorporated where he serves as a member of the audit committee. Mr. Landry received his Bachelor of Business Administration from the University of Notre Dame.

“I believe Zymeworks’ novel approach to engineering fit-for-purpose biotherapeutics, through its proprietary technology platforms enabling antibody-drug conjugates and multispecific antibody therapeutics, combined with a strong financial foundation positions Zymeworks well to execute with scientific and financial discipline,” said Robert E. Landry. “I am eager to contribute my experience to help guide Zymeworks through this meaningful time of growth and ensure focused resource allocation to support bringing critical medicines to patients.”

Troy Cox, who served on Zymeworks’ Board since 2019, has stepped down.

“We are deeply grateful to Troy for his six years of service as part of the Zymeworks Board, and sincerely thank him for his many contributions,” said Sue Mahony, Lead Independent Director of Zymeworks’ Board of Directors. “Troy has been an instrumental voice in shaping the Company’s strategy and supporting its growth, and we look forward to seeing his continued success.”

About Zymeworks Inc.

Zymeworks is a global clinical-stage biotechnology company committed to the discovery, development, and commercialization of novel, multifunctional biotherapeutics. Zymeworks’ mission is to make a meaningful difference in the lives of people impacted by difficult-to-treat conditions such as cancer, inflammation, and autoimmune disease. The Company’s complementary therapeutic platforms and fully integrated drug development engine provide the flexibility and compatibility to precisely engineer and develop highly differentiated antibody-based therapeutic candidates. Zymeworks engineered and developed zanidatamab, a HER2-targeted bispecific antibody using the Company’s proprietary Azymetric™ technology. Zymeworks has entered into separate agreements with BeOne Medicines Ltd. (formerly BeiGene, Ltd.) and Jazz Pharmaceuticals Ireland Limited, granting each exclusive rights to develop and commercialize zanidatamab in different territories. Zanidatamab has received accelerated approval from the U.S. FDA, conditional approval from the NMPA in China, and conditional marketing authorization from the European Commission for the treatment of adults with previously treated, unresectable or metastatic HER2-positive (IHC 3+) biliary tract cancer. It is the first and only dual HER2-targeted bispecific antibody approved for this indication in the U.S., Europe, and China. Zanidatamab is also being evaluated in multiple global clinical trials as a potential best-in-class treatment for patients with multiple HER2-expressing cancers. Zymeworks is rapidly advancing a robust pipeline of wholly-owned product candidates, leveraging its expertise in both antibody-drug conjugates and multispecific antibody therapeutics targeting novel pathways in areas of significant unmet medical need. Phase 1 studies for ZW171 and ZW191 are actively recruiting, and ZW251 is expected to enter clinical trials in 2025. In addition to Zymeworks’ pipeline, its therapeutic platforms have been further leveraged through strategic partnerships with global biopharmaceutical companies. For information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on X.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to Zymeworks’ expectations regarding implementation of its strategic priorities; statements that relate to potential therapeutic effects and commercial potential of zanidatamab and Zymeworks’ other product candidates; Zymeworks’ clinical development of its product candidates and enrollment in its clinical trials; the timing and status of ongoing and future studies and the related data; anticipated preclinical and clinical data presentations; potential safety profile and therapeutic effects of zanidatamab and Zymeworks’ other product candidates; evolution of Zymeworks’ business strategy; expected financial performance and future financial position; the timing and status of ongoing and future studies and the release of data and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “on track”, “progress”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; Zymeworks may not achieve milestones or receive additional payments under its collaborations; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions; the impact of pandemics and other health crises on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf; zanidatamab may not be successfully commercialized; Zymeworks’ evolution of its business strategy related to anticipated and potential future milestones and royalty streams and existing and potential new partnerships may not be successfully implemented; clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; Zymeworks’ assumptions and estimates regarding its financial condition, future financial performance and estimated cash runway may be incorrect; inability to maintain or enter into new partnerships or strategic collaborations; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the Securities and Exchange Commission (copies of which may be obtained at www.sec.gov and www.sedarplus.ca).

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events.

Investor inquiries:

Shrinal Inamdar

Senior Director, Investor Relations

(604) 678-1388

ir@zymeworks.com

Media inquiries:

Diana Papove

Senior Director, Corporate Communications

(604) 678-1388

media@zymeworks.com